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                                                       Exhibit 23(a)





                   INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Willbros Group, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                   KPMG PEAT MARWICK




Panama City, Panama
February 6, 1997